DIRECT AND INDIRECT SUBSIDIARIES OF
COGENTRIX ENERGY, INC.
as of December 31, 2002

Cogentrix Energy, Inc. (NC)
          Cogentrix Delaware Holdings, Inc. (DE)
                    Cogentrix Holdings Corporation (NC)
                              Cogentrix of Richmond, Inc. (NC)
                              Cogentrix of Rocky Mount, Inc. (NC)
                              Cogentrix, Inc. (NC)
                                        Cogentrix of North Carolina Holdings, Inc. (NC)
                                                  Cogentrix of North Carolina, Inc. (NC)
                                                            Roxboro/Southport I, Inc. (NC)
                                                            Roxboro/Southport General Partnership (NC)*
                                                                      Roxboro Owner Trust
                                                                      Southport Owner Trust
                                                            Roxboro/Southport II, Inc. (NC)
                                        Cogentrix of Virginia, Inc. (VA)
                                                  James River Cogeneration Company (NC)*
                                        Cogentrix Virginia Leasing Corporation (NC)
                                        Cogentrix of Pennsylvania, Inc. (DE)
                                        ReUse Technology, Inc. (NC) (doing business as RT Soil Sciences)
                                        Cogentrix - Mexico, Inc. (NC)
                                                  Cogeneración Mexicana, S.A. de C.V. (Mexico)*
                                        CI Properties, Inc. (NC)
                                                  Toquop Energy, Inc. (NV)
                                        Cogentrix of Asia Pte Ltd. (Singapore)
                    Arcanum, Inc. (DE)
                    Cogentrix Energy Power Marketing, Inc. (NC)
                    Cogentrix of Latin America, Inc. (NC)
                    Cogentrix Blount County Holdings, Inc. (DE)
                              Blount County Energy, LLC (DE)
                    Cogentrix Bonnie Mine Holdings, Inc. (DE)
                    Cogentrix Caledonia Holdings I, Inc. (DE)
                              Cogentrix Caledonia Funding, LLC (DE)
                              Cogentrix Caledonia Operating Services, LLC (DE)
                              Caledonia Generating, LLC (DE)*
                    Cogentrix Columbiana Holdings, Inc. (DE)
                              Columbiana County Energy, LLC (DE)
                    Cogentrix Grant Holdings, Inc. (DE)
                              Grant Power, LLC (DE)
                    Cogentrix of Oklahoma, Inc. (DE)
                              Green Country Energy, LLC (DE)
                              Green Country Operating Services, LLC (DE)
                    Cogentrix Greenville County Holdings, Inc. (DE)
                              Greenville County Power, LLC (DE)
                    Cogentrix Grizzly Holdings, Inc. (DE)
                              Grizzly Power, LLC (DE)
                    Cogentrix Hartburg Power I, Inc. (DE)
                    Cogentrix Hartburg Power II, Inc. (DE)
                              Hartburg Power, LP (DE)*
                    Cogentrix Henry County Holdings, Inc. (DE)
                              Henry County Power, LLC (DE)
                    Cogentrix Jackson County Holdings, Inc. (DE)
                              Jackson County Power, LLC (DE)
                    Cogentrix of Lawrence County, Inc. (DE)
                              Cogentrix Lawrence County, LLC (DE)*
                    Cogentrix Lincoln County Holdings, Inc. (DE)
                              Lincoln County Power, LLC (DE)
                    Cogentrix Marshall Holdings, Inc. (DE)
                              Marshall Power, LLC (DE)
                    Cogentrix Mercer Ranch Holdings, Inc. (DE)
                              Mercer Ranch Power, LLC (DE)
                    Cogentrix North Idaho Holdings, Inc. (DE)
                              North Idaho Power, LLC (DE)
                    Cogentrix Ouachita Holdings, Inc. (DE)
                              Ouachita Operating Services, LLC (DE)
                    Cogentrix Parts Company, Inc. (DE)
                    Cogentrix of Rathdrum, Inc. (NC)
                              Rathdrum Construction Company, Inc. (DE)
                              Rathdrum Operating Services Company, Inc. (DE)
                              Rathdrum Power, LLC (DE)*
                    Cogentrix Southaven Holdings, Inc. (DE)
                    Cogentrix Southaven Holdings II, Inc. (DE)
                              Southaven Power, LLC (DE)*
                              Cogentrix Southaven Funding, LLC (DE)*
                              Southaven Operating Services, LLC (DE)
                              Cogentrix Southaven Properties, LLC (DE)*
                    Cogentrix Mid-America, Inc. (DE)
                              Floriculture, Inc. (DE)
                              Cogentrix Cottage Grove, LLC (DE)
                                        LSP-Cottage Grove, Inc. (DE)
                                        LSP-Cottage Grove, LP (DE)*
                                                  LS Power Funding Corporation (DE)
                              Cogentrix Whitewater, LLC (DE)
                                        LSP-Whitewater I, Inc. (DE)
                                        LSP-Whitewater Limited Partnership (DE)*
                                                  LS Power Funding Corporation (DE)
                    Cogentrix of Birchwood I, Inc. (DE)
                    Cogentrix of Birchwood II, Inc. (DE)
                              Cogentrix/Birchwood One Partners (DE)*
                                        Cogentrix/Birchwood Two, L.P. (DE)*
                    Cogentrix Eastern America, Inc. (DE)
                             Cogentrix/Logan, Inc. (DE)
                             Cogentrix/Northampton, Inc. (DE)
                             Cogentrix/Carney's Point, Inc. (DE)
                             Cogentrix/Scrubgrass, Inc. (DE)
                             Palm Power Corporation (DE)
                                       Thaleia, LLC (DE)
                             Cedar Power Corporation (DE)
                                       Cedar I Power Corporation (DE)
                                                 Cedar II Power Corporation (DE)
                             Hickory Power Corporation (DE)
                             Birch Power Corporation (PA)
                             Panther Creek Leasing, Inc. (DE)
          Cogentrix International Holdings, Inc. (DE)
                    Cogentrix International, Ltd. (Grand Cayman)
                              La Compañía de Electricidad de San Pedro de Macorís (Grand Cayman)*
                              Cogentrix de la República Dominicana (Grand Cayman)
                    Cogentrix of Brazil, Inc. (DE)
                              Cogentrix do Brasil Ltda. (Brazil)*
                    Cogentrix International Holdings, BV (Netherlands)
                              Yellow Sea Cogeneration Company (Mauritius)*
                              Cogentrix Mauritius Company (Mauritius)*
                              Mangalore Energy Company, Ltd.

*(Partnerships denoted by asterisk)